SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report
(Date of earliest event reported):  March 26, 1998
                                  -----------------

               Exact name of
Commission     Registrant                                 IRS Employer
File           as specified          State of             Identification
Number         in its charter        Incorporation        Number
----------     --------------        --------------       --------------

1-11439        ENOVA CORPORATION     California           33-0643023

1-3779         SAN DIEGO GAS &
               ELECTRIC COMPANY      California           95-1184800

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101 ASH STREET, SAN DIEGO, CALIFORNIA                               92101
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(Address of principal executive offices)                        (Zip Code)



Registrants' telephone number, including area code         (619) 696-2000
                                                  -----------------------


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   (Former name or former address, if changed since last report.)











                                   FORM 8-K



Item 5.  Other Events

On March 26, 1998 the California Public Utilities Commission (CPUC) approved the merger between Enova Corporation and Pacific Enterprises. In approving the merger, the CPUC found that the combination will benefit the state and local economies and customers, maintain or improve the financial condition of the utilities and quality of management, and be fair to employees and shareholders. The decision calls for sharing of net merger synergy savings between customers and shareholders for a 5-year period, leaving the proper treatment of savings after five years to a future commission, rather than resolving the sharing for the initial 10-year period as requested by Enova and Pacific Enterprises. In addition, the decision requires, among other things, the divestiture by San Diego Gas & Electric, a subsidiary of Enova, of its gas-fired generation units (already in progress) and sale by Southern California Gas Company, a subsidiary of Pacific Enterprises, of its options to purchase those portions of the Kern River and Mojave Pipeline gas-transmission facilities within California by September 1, 1998. Both Enova and Pacific Enterprises have completed a thorough review of the decision and will proceed as planned with the merger. Final regulatory approvals still must come from the Federal Energy Regulatory Commission and the Securities and Exchange Commission.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

99.1 Joint Enova Corporation - Pacific Enterprises News Release concerning the approval of the Enova - Pacific Enterprises merger by the California Public Utilities Commission.

99.2 Joint Enova Corporation - Pacific Enterprises News Release concerning the companies' joint statement on the CPUC's merger decision.















                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                ENOVA CORPORATION
                                                   (Registrant)


Date: March 27, 1998 			                  By:     /s/ F.H. Ault
                                             --------------------------
                                                    F.H. Ault
                                          Vice President and Controller


                                                       and
                                          SAN DIEGO GAS & ELECTRIC COMPANY
                                                   (Registrant)


Date: March 27, 1998 			                  By:     /s/ F.H. Ault
                                             --------------------------
                                                    F.H. Ault
                                          Vice President, Chief Financial
                                          Officer, Controller and Treasurer